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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 1995

                   AMERICAN BUSINESS COMPUTERS CORPORATION
                   ----------------------------------------
            (Exact name of registrant as specified in its chater)

           FLORIDA                         0-14922              59-2001203
           -------                         -------              ----------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
incorporation or organization)           File Number)       Identification No.)


            451 KENNEDY ROAD
               AKRON, OHIO                                         44305
            ----------------                                       -----
(Address or principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (216) 733-2841

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ITEM 5.  Other Events
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        The Company hereby reports on an event that it deems important to its security holders:

A. On July 17, 1995, the Company received a $7 million initial order for its Juice Dispenser. This is the largest single order the Company has ever received and brings the Company's backlog to a record $9.4 million. The customer name and market cannot be divulged at this time pursuant to their request for secrecy for competitive reasons.

        Please see the attached Exhibit I for the press release.




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Pursuant to the requirements of the Securities Exchange  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN BUSINESS COMPUTERS
                                   CORPORATION

Date: August 1, 1995               By:  GARY T. SALHANY
                                      -------------------------
                                        Gary T. Salhany
                                        Treasurer






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                                                           EXHIBIT I
     LOGO                        FOR IMMEDIATE RELEASE
                                -----------------------

                        Contact: Sylvia Dresner, Dir. Investor Relations
                                 (212) 575-6567
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           Innovative Solutions Through Applied Science
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            AMERICAN BUSINESS COMPUTERS RECEIVES $7 MILLION ORDER
                       FOR ITS JUICE DISPENSING SYSTEM


      LARGEST SINGLE ORDER IN ITS HISTORY BRINGS BACKLOG TO $9.4 MILLION


  Akron, OH, July 19, 1995 -- American Business Computers Corporation (NASDAQ:
ABCC), the leader in automated dispensing technology, announced today that it has received a $7 million initial order for its Juice Dispenser. This is the largest single order the company has ever received and brings the company's backlog to a record $9.4 million.

  According to CEO Robert A. Cutting, this order marks a substantial reduction in turnaround time between research and development and the initial commercial order for a major new product. Last month, the company announced that it had filed for a patent on the controlling electronics and software and that field testing would start in record time for the initial customer. "We have developed a commercial breakthrough product that substantially reduces waste, spoilage and dispensing time. The size of the initial order provides a strong indication that juice dispensing is a major new product category for our beverage division," Mr. Cutting said. He noted that shipments are expected to start in the latter part of the current fiscal year, with the balance delivered in fiscal 1997.

  The microprocessor-driven system mixes and dispenses from juice concentrates, ensuring a controlled misture and an accurate, standard portion. Mr. Cutting noted that the system has broad commercialization prospects. "Today, juices are only available in cans, cartons or bottles at most restaurants and other juice dispensing locaitons. Our technology is adaptable for fountain juice dispensing for today's many health conscious consumers," he added.

  American Business Computers is engaged in research, development and commercialization of automated dispensing technologies which have broad industrial applications.

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